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                                                                   EXHIBIT 10.74

                        AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made by and between Proxim Corporation, a Delaware corporation (the "Company") and David E. Olson ("Executive"). The Company and Executive are parties to an Employment Agreement of April 7, 2003 (the "Agreement"), and they now wish to amend the Agreement in certain respects. Accordingly, the Company and Executive now agree as set forth below.

      1. Executive's "Base Salary", as set forth in Section 3 of the Agreement, shall be increased to $250,000 per annum.

Except as modified by this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date(s) set forth below.

EFFECTIVE AS OF July 1, 2004

                                       ________________________________
                                       David E. Olson

                                       PROXIM CORPORATION

                                       By:_____________________________

                                       Its: Chief Executive Officer